Exhibit 10.11

EXECUTION VERSION

Dated as of June 1, 2018

EACH OF THE GRANTORS PARTY HERETO

and

BARCLAYS BANK PLC,

as Collateral Agent

PLEDGE AND SECURITY AGREEMENT

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	7.1	Access; Right of Inspection	20

	7.2	Further Assurances	20

	7.3	Additional Grantors	21

8.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT		21

	8.1	Power of Attorney	21

	8.2	No Duty on the Part of Collateral Agent or Secured Parties	22

	8.3	Appointment Pursuant to Credit Agreement	22

9.	REMEDIES		22

	9.1	Generally	22

	9.2	Application of Proceeds	24

	9.3	Investment Related Property	25

	9.4	Grant of Intellectual Property License	25

	9.5	Intellectual Property	26

	9.6	Cash Proceeds	27

10.	COLLATERAL AGENT		27

11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS		28

12.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM		28

13.	MISCELLANEOUS		29

SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — TRADEMARK SECURITY AGREEMENT

EXHIBIT C — PATENT SECURITY AGREEMENT

EXHIBIT D — COPYRIGHT SECURITY AGREEMENT

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This PLEDGE AND SECURITY AGREEMENT, dated as of June 1, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between Covia Holdings Corporation, a Delaware corporation (the “Borrower”) and each of the subsidiaries of the Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and Barclays Bank PLC as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, certain subsidiaries of the Borrower, as guarantors, the lenders party thereto from time to time (the “Lenders”), Barclays Bank PLC and BNP Paribas Securities Corp. as Joint Lead Arrangers and Joint Bookrunners, ABN AMRO Bank N.V., HSBC Bank USA, National Association, KBC Bank, N.V. and PNC Bank, National Association as Co-Syndication Agents (the “Co-Syndication Agents”), Keybank National Association and Wells Fargo Bank, N.A. as Co-Documentation Agents, Citizens Bank, N.A. as Managing Agent and Barclays Bank PLC as Administrative Agent and Collateral Agent; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;

WHEREAS, in consideration of the extensions of credit and other accommodations of Secured Parties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor’s Obligations (as defined in the Credit Agreement) as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Agent agree as follows:

1.	DEFINITIONS; GRANT OF SECURITY

1.1	General Definitions

In this Agreement, the following terms shall have the following meanings:

“Additional Grantors” shall have the meaning assigned in Section 7.3.

“Agreement” shall have the meaning set forth in the preamble.

“Borrower” shall have the meaning set forth in the preamble.

“Cash Proceeds” shall have the meaning assigned in Section 9.6.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean any account established by the Collateral Agent.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Control” shall mean: (i) ) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (ii) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (iii) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC and (iv) ) with respect to any “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Copyright Licenses” shall mean, with respect to any Grantor, any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Excluded Accounts” means (a) payroll and other employee wage and benefit accounts, (b) tax accounts, including sales tax accounts, (c) escrow, fiduciary or trust accounts and (d) the funds or other property held in or maintained in any such account identified in clauses (a) through (c).

“Excluded Asset” shall mean any asset of any Grantor excluded from the Collateral and from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“Excluded Equity Interest” shall mean (i) margin stock, (ii) Equity Interests of any Person that is not a Wholly Owned Subsidiary of the Grantors, (iii) any Equity Interests to the extent the pledge thereof would be prohibited by (x) applicable law, rule or regulation or (y) contractual obligation (only to the extent such restriction is binding on such Equity Interests on the Closing Date or on the date of the acquisition of such Equity Interests and, in each case, such restriction was not entered into in contemplation of this Agreement) (in each case with respect to this clause (iii), excluding any prohibition or restriction that is ineffective under the UCC), (iv) more than 65.0% of the voting Equity Interests and 100% of the non-voting Equity Interests of any Excluded Subsidiary and (v) Equity Interests of Patriot Proppants Arkansas LLC, for so long as Patriot Proppants Arkansas LLC is an Immaterial Subsidiary.

“Excluded Receivable” shall have the meaning set forth in Section 2.2.

“Grantors” shall have the meaning set forth in the preamble.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit B, Exhibit C and Exhibit D, as applicable.

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Lenders” shall have the meaning set forth in the recitals.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor.

“Patent Licenses” shall mean, with respect to any Grantor, all agreements, licenses and covenants providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean, with respect to any Grantor, all patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule 5.2(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean, with respect to any Grantor, all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests, in each case to the extent not constituting an Excluded Asset.

“Pledged LLC Interests” shall mean all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of any Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of any Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean, with respect to any Grantor, all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Receivables” shall mean, with respect to any Grantor, all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of such Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean, with respect to any Grantor, (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of such Grantor or any computer bureau or agent from time to time acting for such Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Agents, Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been Paid in Full.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Trademark Licenses” shall mean, with respect to any Grantor, any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trade Secret Licenses” shall mean, with respect to any Grantor, any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

1.2	Definitions; Interpretation

(a)	In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Consignee, Consignment, Consignor, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Document, Entitlement Order, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b)

All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section,

Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

2.	GRANT OF SECURITY

2.1	Grant of Security

Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which, subject to the limitations set forth in Section 2.2, being hereinafter collectively referred to as the “Collateral”):

(a)	Accounts;

(b)	Chattel Paper;

(c)	Documents;

(d)	General Intangibles;

(e)	Goods (including, without limitation, Inventory and Equipment);

(f)	Instruments;

(g)	Insurance;

(h)	Intellectual Property;

(i)	Investment Related Property (including, without limitation, Deposit Accounts);

(j)	Letter of Credit Rights;

(k)	Money;

(l)	Receivables and Receivable Records;

(m)	As-Extracted Collateral;

(n)	Commercial Tort Claims now or hereafter described on Schedule 5.2

(o)	to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(p)	to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2	Certain Limited Exclusions

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license or other agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or any other Grantor) after giving effect to the applicable anti-assignment provisions of the UCC, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition; (b) Excluded Equity Interests; (c) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (d) all leasehold interests; (e) all motor vehicles and other assets subject to certificates of title (but only to the extent that a security interest therein cannot be perfected by the filing of a UCC financing statement); (f) any specifically identified assets with respect to which the Administrative Agent and the Borrower reasonably agree that the costs of obtaining such a security interest or perfection thereof are excessive in view of the benefits to be obtained by the Lenders of the security to be afforded thereby; (g) any assets to the extent a security interest in such assets would result in material adverse tax consequences; (h) pledges and security interests prohibited or restricted by applicable laws, including any requirement to obtain consent of any governmental authority or third party unless such consent has been obtained (excluding any prohibition or restriction that is ineffective under the UCC); (i) Receivables and any related assets securing a Permitted Receivables Financing (an “Excluded Receivable”); (j) As-Extracted Collateral from a wellhead or minehead to the extent such wellhead or minehead is valued at less than $1,500,000 individually and (k) Excluded Accounts and the funds or other property held in or maintained in any Excluded Accounts.

3.	SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1	Security for Obligations

This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations (the “Secured Obligations”).

3.2	Continuing Liability Under Collateral

Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

4.	CERTAIN PERFECTION REQUIREMENTS

4.1	Filing Requirements

With respect to As-Extracted Collateral included in the Collateral, each Grantor shall file within 90 days of the Closing Date (or such longer period as the Administrative Agent may determine in its reasonable discretion), UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the As-Extracted Collateral with the appropriate filing offices of each jurisdiction for the purposes of perfecting the Collateral Agent’s security interest in such As-Extracted Collateral.

4.2	Delivery Requirements

(a)

With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Collateral Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective endorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Collateral Agent regardless of whether such Pledged Equity Interests constitute Certificated Securities.

(b)	With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the Collateral Agent all such Instruments or Tangible Chattel Paper to the Collateral Agent duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $1,500,000 individually and $3,000,000 in the aggregate.

4.3	Control Requirements

With respect to any Uncertificated Security included in the Collateral, the applicable Grantor shall cause the issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor; provided that, the Collateral Agent agrees with the Grantors that it shall not give any such instructions unless an Event of Default has occurred and is continuing.

4.4	Intellectual Property Recording Requirements

(a)	In the case of any Collateral consisting of issued U.S. Patents and applications therefor, each applicable Grantor shall execute and deliver to the Collateral Agent a Patent Security Agreement in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent hereunder.

(b)	In the case of any Collateral consisting of registered U.S. Trademarks and applications therefor, each applicable Grantor shall execute and deliver to the Collateral Agent a Trademark Security Agreement in substantially the form of Exhibit B hereto (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent hereunder.

(c)	In the case of any Collateral consisting of registered U.S. Copyrights each applicable Grantor shall, each applicable Grantor shall execute and deliver to the Collateral Agent a Copyright Security Agreement in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Collateral Agent hereunder.

4.5	Timing and Notice

Subject to the limitations set forth in the Credit Agreement: (x) with respect to any Collateral in existence on the Closing Date, each Grantor shall comply with the requirements of Section 4 on the date hereof, (y) with respect to any Collateral hereafter owned or acquired, such Grantor shall comply with such requirements as promptly as possible, but in any event, within thirty (30) days (or such longer period of time agreed by the Collateral Agent in its discretion) of such Grantor acquiring rights therein, provided that any supplement agreement required to be executed and delivered pursuant to Section 4.4 above shall be delivered to the Collateral Agent with respect to Collateral consisting of material U.S. Patents and applications therefor, material U.S. Trademarks and applications therefor, and material U.S. Copyrights, within 10 business days of the end of each calendar quarter, and (z) with respect to the accession of an Additional Grantor, such Grantor will comply with the requirements set forth in Section 5.09 of the Credit Agreement. Each Grantor shall promptly inform the Collateral Agent of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, the filing of any applications for, or the issuance or registration of, any U.S. Patents, U.S. Copyrights or U.S. Trademarks).

5.	REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date (and, in the case of any information relating to an Additional Grantor, on the date such Additional Grantor becomes a party hereto and each Credit Date thereafter), that:

5.1	Grantor Information & Status

(a)	Schedule 5.1(A) & (B) (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor and (5) its organizational identification number, if any;

(b)	except as provided on Schedule 5.1(C), it has not changed its name, jurisdiction of organization or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the five (5) years prior to the Closing Date; and

(c)	except as set forth in Schedule 5.1(D), no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(81) of the UCC.

5.2	Collateral Identification, Special Collateral

(a)

as of the Closing Date and as of each date specified in the last sentence of this clause (a), Schedule 5.2 (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) Pledged Debt, (3) Commodity Contracts and Commodity Accounts, (4) United States registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (5) Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses constituting Material Intellectual Property, (6) Commercial Tort Claims other than any Commercial Tort Claims having a value of less than $1,500,000 individually and $3,000,000 in the aggregate, (7) Letter of Credit Rights for letters of credit other than any Letters of Credit Rights worth less than $1,500,000 individually and $3,000,000 in the aggregate and (8) As-Extracted Collateral, other than any As-Extracted Collateral from a wellhead or minehead to the extent such wellhead or minehead is valued at less than $1,500,000 individually. Each Grantor shall supplement such schedules from time to time in accordance with Section 5.13 of the Credit Agreement and at the time any Additional Grantor becomes a party hereto in accordance with Section 5.09 of the Credit Agreement.

(b)	none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) Manufactured Homes, (3) Health-Care-Insurance Receivables; (4) timber to be cut, and (5) aircraft, aircraft engines, satellites or ships; and

(c)	all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.3	Ownership of Collateral and Absence of Other Liens

(a)	it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Credit Agreement), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than any Permitted Liens; and

(b)	other than any financing statements filed in favor of the Collateral Agent, it has not filed or consented to the filing of any financing statement or other analogous document under the UCC covering the Collateral except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens.

5.4	Status of Security Interest

(a)	upon (i) the filing of such UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral with the appropriate filing offices of each jurisdiction set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time) and (ii) except as otherwise provided in Section 7.2(b) of this Agreement, the taking of possession or Control by the Collateral Agent of the Collateral, the Collateral Agent, for the ratable benefit of the Secured

Parties, will have a perfected First Priority security interest in respect of all Collateral, to the extent such security interest can be perfected under the UCC by such filings, possession or Control. Such security interests are and shall be prior to any other Lien on any of the Collateral, subject to Permitted Liens;

(b)	with respect to all Collateral consisting of United States issued and applied for Patents, United States Trademark registrations and applications therefor and United States registered Copyrights in the name of any Grantor as of the date hereof, fully executed Intellectual Property Security Agreements, containing a description of all such Collateral have been delivered to the Collateral Agent for recordation with the United States Patent and Trademark Office or for recordation with the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable. To the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon the recordation of such security agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of proper UCC financing statements with the appropriate filing offices of each jurisdiction set forth opposite the applicable Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the Collateral Agent, for the ratable benefit of the Secured Parties, will have perfected first priority security interests in respect of all Collateral consisting of United States Patents, United States Trademarks and United States Copyrights registered in the name of any Grantors as of the date hereof, subject in the case of priority only, to Permitted Liens; and

(c)	no material authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings, recordings and agreements contemplated by clauses (a) and (b) above, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (C) such actions as may be required by applicable foreign laws affecting the pledge of the Pledged Equity Interests of Foreign Subsidiaries (which, for avoidance of doubt, shall be subject to the limitations set forth in this Agreement and the Credit Agreement); and

(d)	each Grantor is in compliance with its obligations under Section 4 hereof.

5.5	Pledged Equity Interests, Investment Related Property

(a)	it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests other than (x) Liens created by this Agreement and (y) inchoate tax liens; and

(b)	the Pledged LLC Interests and Pledged Partnership Interests on which liens are granted hereunder do not represent interests (i) that by their terms provide that they are securities governed by Article 8 of the UCC of an applicable jurisdiction or (ii) that are dealt in or traded on securities exchanges or markets.

5.6	Intellectual Property

(a)	such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets in accordance in all material respects with industry standards;

(b)	no settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by such Grantor or bind such Grantor in a manner that could materially adversely affect such Grantor’s rights to own, license or use any Material Intellectual Property.

6.	COVENANTS AND AGREEMENTS

Each Grantor hereby covenants and agrees that:

6.1	Grantor Information & Status

(a)	Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement, it shall not change such Grantor’s name (e.g. by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing at least ten (10) days (or such shorter period of time agreed by the Collateral Agent in its discretion) prior to any such change or establishment, identifying such new proposed name, type of organization, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby.

6.2	Collateral Identification; Special Collateral

(a)	In the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Collateral Agent thereof in writing and take such actions and execute such documents and make such filings all at the Grantors’ expense as the Collateral Agent may reasonably request in order to ensure that the Collateral Agent has a valid, perfected, first priority security interest in such Collateral, subject in the case of priority only, to any Permitted Liens; and

(b)	In the event that it hereafter acquires or has any Commercial Tort Claim in excess of $1,500,000 individually or $3,000,000 in the aggregate it shall deliver to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3	Ownership of Collateral and Absence of Other Liens

(a)	Except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein (other than Permitted Liens); and

(b)	upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof; and

(c)	it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Credit Agreement.

6.4	[Intentionally Omitted]

6.5	Receivables

(a)	Following and during the continuation of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

(b)

the Collateral Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (i) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (ii) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (iii) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence (which, for the avoidance of doubt, shall only take place following the occurrence and during the continuation of an Event of Default), any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

(c)	for the avoidance of doubt, the limitations set forth in this Section 6.5 shall not apply to any Excluded Receivables.

6.6	Pledged Equity Interests, Investment Related Property

(a)	Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Equity Interests to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Equity Interests or received in exchange for Pledged Equity Interests or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Equity Interests, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent (or its non-fiduciary agent or designee) in the same form as so received (with any necessary endorsement or instrument of assignment);

(b)

(i)

so long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if it would violate or result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement or any other Loan Document, or, which would have the effect of materially compromising the value of such Investment Related Property or the Collateral or any material part thereof or the position or interests of the Collateral Agent or any other Secured Party therein in any material respect; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 6.6(b)(i); and

(ii)	upon the occurrence and during the continuation of an Event of Default:

(A)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.1.

(c)	except as expressly permitted by the Credit Agreement, without the prior written consent of the Collateral Agent (which such consent shall not be unreasonably withheld or denied), it shall not vote to enable or take any other action to cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (c), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s Control thereof; and

(d)	the Collateral Agent agrees to notify each applicable Grantor promptly after the exercise of its rights pursuant to clause (b)(ii) above; provided that failure to give such notice shall not affect the validity of any such actions.

6.7	Intellectual Property

(a)	it shall not do any act or omit to do any act whereby any of the Material Intellectual Property or the security interest granted therein may lapse, or become abandoned, canceled, dedicated to the public, forfeited, unenforceable or otherwise impaired, or which would adversely affect the validity, grant, or enforceability of in each case except as such Grantor determines is appropriate in its commercially reasonable judgment;

(b)	it shall notify the Collateral Agent as promptly as reasonably practicable upon becoming aware of any item of Material Intellectual Property that has become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Intellectual Property (including the institution of, or any adverse development with respect to, any action or proceeding in the United States Patent and Trademark Office, or the United States Copyright Office, or any foreign counterpart of the foregoing), or (iv) the subject of any reversion or termination rights;

(c)	it shall take all actions that are appropriate as determined by its reasonable judgment, including in any proceeding before the United States Patent and Trademark Office, or the United States Copyright Office, or any foreign counterpart of the foregoing, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by or exclusively licensed to any Grantor and constituting Material Intellectual Property;

(d)	in the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall, as promptly as reasonably practicable, take actions as appropriate in its reasonable judgment to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Material Intellectual Property;

(e)	it shall take all actions as appropriate in its reasonable judgment to protect the secrecy of any material Trade Secrets, including, without limitation, entering into confidentiality agreements with employees and consultants and restricting access to secret information and documents;

7.	ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS

7.1	Access; Right of Inspection. Subject to the provisions and limitations set forth in Section 5.06 of the Credit Agreement, the Collateral Agent shall have access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at the Collateral Agent’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

7.2	Further Assurances

(a)	Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions in the United States and with any filing offices as the Collateral Agent may determine are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect.

(b)	Notwithstanding anything herein or in any Loan Document to the contrary, no Grantor shall be required to (v) grant the Collateral Agent perfection through control agreements or similar arrangements with respect to any Deposit Accounts or Securities Accounts, (w) perfect any letter of credit rights or commercial tort claims (except to the extent perfected through the filing of a UCC financing statement), (x) obtain any landlord waivers, estoppels or collateral access letters or other similar agreements with respect to leasehold interests, (y) take any actions (other than the filing of a UCC financing statement) to perfect the Collateral Agent’s security interest in any railroad rolling stock or (z) take any actions under laws outside of the United States or any state thereof or the District of Columbia to grant, perfect or provide for the enforcement of any security interest (including any Intellectual Property registered in any non-U.S. jurisdiction) (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any jurisdiction other than the United States or any state thereof or the District of Columbia, or any requirement to make any filings in any foreign jurisdiction including with respect to foreign Intellectual Property).

Notwithstanding anything herein (including this Section 7.1), no Grantor makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Collateral Agent or any Secured Party with respect thereto, under foreign law.

7.3	Additional Grantors

Pursuant to and in accordance with Section 5.09 of the Credit Agreement, any Person that desires to become a Grantor hereunder, or is required to grant security in the Collateral after the date hereof, shall become a party to this Agreement as a Grantor (each, an “Additional Grantor”), by executing a Pledge Supplement.    Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

8.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

8.1	Power of Attorney

Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time as an Event of Default has occurred and is continuing in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, in each case in accordance with applicable law, including, without limitation, the following:

(a)	to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b)	to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)	to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)	to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)	to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor;

(f)	to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(g)	generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

8.2	No Duty on the Part of Collateral Agent or Secured Parties

The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

8.3	Appointment Pursuant to Credit Agreement

The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The rights, duties, privileges, immunities and indemnities of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement.

9.	REMEDIES

9.1	Generally

(a)	If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured

Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)	require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)	enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)	prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv)	without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b)	The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. To the maximum extent permitted by applicable law, each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Agent hereunder.

(c)	The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)	The Collateral Agent shall have no obligation to marshal any of the Collateral.

9.2	Application of Proceeds

Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent, while an Event of Default exists and all or any portion of the Loans have been accelerated under the Credit Agreement, in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and the Administrative Agent and their respective agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent and the Administrative Agent in connection therewith, and all amounts for which the Collateral Agent and the Administrative Agent are entitled to indemnification hereunder (in their respective capacities as Collateral Agent and the Administrative Agent and not as a Lender) and all advances made by the Collateral Agent or the Administrative Agent for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent or the Administrative Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of the applicable Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

9.3	Investment Related Property

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.4	Grant of Intellectual Property License

For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable only during an Event of Default and without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof and shall terminate upon Payment in Full of the Obligations.

9.5	Intellectual Property

(a)	Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i)	the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.5, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section 9.5, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

(ii)	upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii)	each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property; and

(iv)

the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

(b)	If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

9.6	Cash Proceeds

If any Event of Default shall have occurred and be continuing, in addition to the rights of the Collateral Agent specified in Section 6.5 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in a Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

10.	COLLATERAL AGENT

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section.

11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Payment in Full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the Payment in Full of all Secured Obligations, the security interest granted hereby shall automatically terminate hereunder without delivery of any instrument or performance of any act by any party and all rights to the Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination and shall deliver to the applicable Grantor any Collateral of such Grantor held by the Collateral Agent hereunder. Upon the occurrence of any of the other circumstances set forth in Section 9.08(d) of the Credit Agreement, the Liens granted herein on the property that is the subject of such circumstance shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release and shall deliver to the applicable Grantor any Collateral of such Grantor held by the Collateral Agent hereunder, to the extent applicable.

12.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property and in compliance with applicable laws. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein after the applicable cure period with respect thereto, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.02 of the Credit Agreement.

13.	MISCELLANEOUS

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.01 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.    This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantors and their respective successors and permitted assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST GRANTED HEREBY).

THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COVIA HOLDINGS CORPORATION, as Grantor

By:	/s/ Jenniffer D. Deckard
Name:	Jenniffer D. Deckard
Title:	President and Chief Executive Officer

[Pledge and Security Agreement]

BISON MERGER SUB I, LLC, as Grantor

By:	/s/ Kurt Decat
Name:	Kurt Decat
Title:	President and Secretary

[Pledge and Security Agreement]

AQUILA MINERAL COMPANY

POLYMORPHOUS MINERAL INVESTMENT CORPORATION

TINACO FELDSPAR COMPANY LLC

UNIMIN FINANCE COMPANY L.L.C.

UNIMIN LIME LLC

UNIMIN PATRIOT HOLDINGS LLC

UNIMIN SPECIALTY MINERALS INC.

UNIMIN WISCONSIN EQUIPMENT CORPORATION

WINCHESTER AND WESTERN RAILROAD COMPANY,

each as Grantor

By:	/s/ Andrew D. Eich
Name:	Andrew D. Eich
Title:	Senior Vice President and Chief
Commercial Officer of each of the entities set forth above

[Pledge and Security Agreement]

ALPHA RESINS, LLC

BEST SAND CORPORATION

BEST SAND OF PENNSYLVANIA, INC.

BLACK LAB LLC

CHEYENNE SAND CORP.

CONSTRUCTION AGGREGATES CORPORATION OF MICHIGAN, INC.

FAIRMOUNT LOGISTICS LLC

FAIRMOUNT MINERALS, LLC

FAIRMOUNT SANTROL INC.

FAIRMOUNT WATER SOLUTIONS, LLC

FML ALABAMA RESIN, INC.

FML RESIN, LLC

FML SAND, LLC

FML TERMINAL LOGISTICS, LLC

FMSA INC.

MINERAL VISIONS INC.

SELF-SUSPENDING PROPPANT LLC

SHAKOPEE SAND LLC

SPECIALTY SANDS, INC.

STANDARD SAND CORPORATION

TECHNISAND, INC.

WEDRON SILICA COMPANY

WEST TEXAS HOUSING LLC

WEXFORD SAND CO.

WISCONSIN INDUSTRIAL SAND COMPANY, L.L.C.

WISCONSIN SPECIALTY SANDS, INC.,

each as Grantor

By:	/s/ Jenniffer D. Deckard
Name:	Jenniffer D. Deckard
Title:	President and Chief Executive Officer of
each of the entities set forth above

[Pledge and Security Agreement]

DEWEY RESOURCES, LLC, as Grantor

By:	/s/ Matthew I. Pollack
Name:	Matthew I. Pollack
Title:	Vice President

[Pledge and Security Agreement]

BARCLAYS BANK PLC, as Collateral Agent

By:	/s/ Craig Molson
Name:	Craig Molson
Title:	Managing Director

[Pledge and Security Agreement]

SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Organization I.D.#	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)

Covia Holdings Corporation (f/k/a as Unimin Corporation)	Corporation	Delaware	739808	8834 Mayfield Road Chesterland, Ohio 44026

Aquila Mineral Company	Corporation	Delaware	3850537	258 Elm Street, New Canaan, CT 06840

Polymorphous Mineral Investment Corporation	Corporation	Delaware	3024934	258 Elm Street, New Canaan, CT 06840

Tinaco Feldspar Company LLC	Limited liability company	Delaware	3661291	258 Elm Street, New Canaan, CT 06840

Unimin Finance Company L.L.C.	Limited liability company	Delaware	2770496	258 Elm Street, New Canaan, CT 06840

Unimin Lime LLC	Limited liability company	Delaware	3445621	258 Elm Street, New Canaan, CT 06840

Unimin Patriot Holdings LLC	Limited liability company	Delaware	4846311	258 Elm Street, New Canaan, CT 06840

Unimin Specialty Minerals Inc.	Corporation	Delaware	2201155	258 Elm Street, New Canaan, CT 06840

Unimin Wisconsin Equipment Corporation	Corporation	Delaware	2230164	258 Elm Street, New Canaan, CT 06840

Winchester and Western Railroad Company	Corporation	Virginia	None	258 Elm Street, New Canaan, CT 06840

Alpha Resins, LLC	Limited liability company	Ohio	2010075	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

SCHEDULE 5.1-1

Best Sand Corporation	Corporation	Ohio	173285	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Best Sand of Pennsylvania, Inc.	Corporation	Ohio	CP450	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Bison Merger Sub I, LLC	Limited liability company	Delaware	6651883	251 Little Falls Drive, Wilmington, County of New Castle, Delaware 19808

Black Lab LLC	Limited liability company	Ohio	2023481	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Cheyenne Sand Corp.	Corporation	Michigan	217508	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Construction Aggregates Corporation of Michigan, Inc.	Corporation	Michigan	183558	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Fairmount Logistics LLC	Limited liability company	Texas	802257624	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Dewey Resources, LLC	Limited liability company	Delaware	6711555	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Fairmount Minerals, LLC	Limited liability company	Ohio	1982717	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Fairmount Water Solutions, LLC	Limited liability company	Ohio	1902062	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

FMSA Inc.	Corporation	Delaware	4855284	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Fairmount Santrol Inc.	Corporation	Delaware	2080649	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

FML Sand, LLC	Limited liability company	Ohio	2215595	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

FML Resin, LLC	Limited liability company	Ohio	2215636	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

FML Terminal Logistics, LLC	Limited liability company	Ohio	2215637	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

FML Alabama Resin, Inc.	Corporation	Ohio	2215422	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Mineral Visions Inc.	Corporation	Ohio	1525136	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Self - Suspending Proppant LLC	Limited liability company	Delaware	5318306	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Shakopee Sand LLC	Limited liability company	Minnesota	4085361-2	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Specialty Sands, Inc.	Corporation	Michigan	276360	8834 Mayfield Road Chesterland, Ohio44026 (Geauga County)

Standard Sand Corporation	Corporation	Michigan	070733	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

TechniSand, Inc.	Corporation	Delaware	2268274	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Wedron Silica Company	Corporation	Ohio	636987	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

West Texas Housing LLC	Limited liability company	Delaware	6782746	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Wexford Sand Co.	Corporation	Michigan	095283	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Wisconsin Industrial Sand Company, L.L.C.	Limited liability company	Delaware	2698524	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

Wisconsin Specialty Sands, Inc.	Corporation	Texas	800501502	8834 Mayfield Road Chesterland, Ohio 44026 (Geauga County)

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

Best Sand Corporation	Best Sand (registered)

TechniSand, Inc.	Santrol (unregistered)

Alpha Resins, LLC	Alpha Resins, Inc.

Black Lab LLC	Trade Name “Fairmount Custom Products” registered with the Ohio Secretary of State.

Black Lab LLC	The “Wedron Flux” logo is on certain existing marketing materials and business cards, which will be used until such existing stock is used up.

FML Sand, LLC	Missouri White Northern White Wisconsin White Texas Gold

FML Resin, LLC	Southern Precision Sands SPS SPSand Proppant Specialists Partially Cured (PC) Premier Partially Cured (PPC) SpearProp GreenProp CrystalProp

Unimin Lime LLC	Southern Lime

(C)	Changes in Name, Jurisdiction of Organization and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
Covia Holdings Corporation	June 1, 2018	Covia Holdings Corporation changed its name from Unimin Corporation on June 1, 2018.

Black Lab LLC	July 14, 2011	Black Lab LLC changed its name from FML BL Acquisition LLC on July 14, 2011.

Shakopee Sand LLC	August 1, 2013 July 5, 2013	Shakopee Sand LLC changed its name from Jordan Sand LLC on August 1, 2013, Jordan Sand LLC changed its name from Great Plains Sand LLC on July 5, 2013.

FMSA Inc.	July 17, 2015 August 14, 2014	FMSA Inc. changed its name from Fairmount Santrol Holdings Inc. on July 17, 2015 (and Fairmount Santrol Holdings Inc. changed its name from Fairmount Minerals Holdings, Inc. on August 14, 2014).

Fairmount Santrol Inc.	August 14, 2014	Fairmount Santrol Inc. changed its name from Fairmount Minerals, Ltd. on August 14, 2014.

Unimin Lime LLC	June 30, 2015	Unimin Lime was converted from a corporation to a limited liability company on June 30, 2015.

(D)	“Transmitting Utility” Grantors:

Grantor	Description

Winchester and Western Railroad Company	Winchester and Western Railroad Company is primarily engaged in the business of operating a railroad.

SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Best Sand Corporation	Best Sand of Pennsylvania, Inc.	Common	Y	2	Without par value	100	100%
Cheyenne Sand Corp.	Construction Aggregates Corporation of Michigan, Inc.	Common	Y	1	No par value	1,000	100%
Cheyenne Sand Corp.	Standard Sand Corporation	Common	Y	11	No par value	1251	100%
Cheyenne Sand Corp.	Specialty Sands, Inc.	Common	Y	1	No par value	1,000	100%
Bison Merger Sub I, LLC	FMSA Inc. (f/k/a Fairmount Minerals Holdings, Inc.)	Common	Y	3	Par value of $0.01 per share	100	100%
FMSA Inc. (f/k/a Fairmount Santrol Holdings Inc.)	Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Common	Y	4	Par value of $0.01 per share	100	100%
Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Best Sand Corporation	Class A Common	Y	42	Without par value	9,225	100%

SCHEDULE 5.2-1

		Class A Common	Y	43	Without par value	14,500

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Cheyenne Sand Corp.	Common	Y	15	Without par value	220	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Wedron Silica Company	Common	Y	115	Without par value	2,500	100%

		Common	Y	116	Without par value	4,500

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Wexford Sand Co.	Common	Y	12	$100.00 par value	500	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Mineral Visions Inc.	Common	Y	2	Without par value	100	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	TechniSand, Inc.	Common	Y	2	$0.01 par value per share	100	100%

Wisconsin Industrial Sand Company, L.L.C.	Wisconsin Specialty Sands, Inc.	Common	Y	13	Par value of $1.00 per share	2,000	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	FML Alabama Resin, Inc.	Common	Y	2	Without par value	100	100%

Covia Holdings Corporation (f/k/a Unimin Corporation)	Aquila Mineral Company	Common	Y	1	Par value of $1.00 per share	100	100%

SCHEDULE 5.2-2

Covia Holdings Corporation (f/k/a Unimin Corporation)	Polymorphou s Mineral Investment Corporation	Common	Y	1	Par value of $1.00 per share	100	100%

Covia Holdings Corporation (f/k/a Unimin Corporation)	Unimin Specialty Minerals Inc.	Common	Y	1	Par value of $1.00 per share	100	100%

Covia Holdings Corporation (f/k/a Unimin Corporation)	Unimin Wisconsin Equipment Corporation	Common	Y	1	Par value of $1.00 per share	100	100%

Covia Holdings Corporation (f/k/a Unimin Corporation)	Unisil Corporation	Common	Y	2	Par value of $1.00 per share	1,000	100%

Covia Holdings Corporation (f/k/a Unimin Corporation)	Winchester and Western Railroad Company	Capital Stock	Y	35	Par value of $100.00 per share	62	100%

Covia Holdings Corporation (f/k/a Unimin Corporation)	Unimin Canada Ltd.[1]	Common	Y	2	Without par value	650	65.0%

				3	Without par value	350

Covia Holdings Corporation (f/k/a Unimin Corporation)	909273 Ontario, Inc.[2]	Common	Y	1	Without par value	1	65.0%

[1]	To be re-issued based on a 65% pledge of stock post-closing.
[2]	To be re-issued based on a 65% pledge of stock post-closing.

SCHEDULE 5.2-3

Cheyenne Sand Corp.	Lake Shore Sand Company (Ontario) Ltd.	Common	Y	C-5	Without par value	650	66.0%
Fairmount Santrol Inc.	Fairmount Minerals Sales de Mexico, S. de R.L. de C.V.	—	Y	1-A	—	$1,974 M.N. of the equity quota	66.0%
TechniSand, Inc.	Fairmount Minerals Sales de Mexico, S. de R.L. de C.V.	—	Y	2-A	—	$6.00 M.N. of the equity quota	66.0%
TechniSand, Inc.	Santrol Europe ApS	—	—	N/A	—	DKK 80,000 divided into shares of DKK 1,000 or any multi- ples thereof	66.0%
TechniSand, Inc.	Technisand Canada Sales Ltd.	Common	Y	C-2	Without par value	0.66 Common Share	66.0%

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company
Covia Holdings Corporation	Bison Merger Sub I, LLC	N	N/A	100%	100%
Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Fairmount Water Solutions, LLC	N	N/A	100%	100%

SCHEDULE 5.2-4

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Fairmount Minerals, LLC	N	N/A	100%	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Self- Suspending Proppant LLC	N	N/A	100%	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Fairmount Logistics LLC	N	N/A	100%	100%

TechniSand, Inc.	Wisconsin Industrial Sand Company, L.L.C.	N	N/A	100%	100%

TechniSand, Inc.	Alpha Resins, LLC	N	N/A	100%	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Black Lab LLC	N	N/A	100%	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	FML Sand, LLC	N	N/A	100%	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	FML Resin, LLC	N	N/A	100%	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	FML Terminal Logistics, LLC	N	N/A	100%	100%

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Shakopee Sand LLC	N	N/A	100%	100%

FML Sand, LLC	Dewey Resources, LLC	N	N/A	100%	100%

FML Sand, LLC	West Texas Housing LLC	N	N/A	100%	100%

Covia Holdings Corporation (f/k/a Unimin Corporation)	Blue Earth Properties LLC	N	N/A	100%	100%

SCHEDULE 5.2-5

Polymorphous Mineral Investment Corporation	Tinaco Feldspar Company LLC	N	N/A	100%	100%
Covia Holdings Corporation (f/k/a Unimin Corporation)	Unimin Lime LLC	N	N/A	100%	100%
Covia Holdings Corporation (f/k/a Unimin Corporation)	Unimin Patriot Holdings LLC	N	N/A	100%	100%

Pledged Partnership Interests:

NONE

Trust Interests or other Equity Interests not listed above:

NONE

Pledged Debt:

The Intercompany Note (as defined in the Credit Agreement).

Commodity Contracts and Commodity Accounts:

NONE

SCHEDULE 5.2-6

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)
See Exhibit A attached.

(B)	Copyright Licenses

NONE

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/ (Application Number)	Issue Date/(Filing Date)
See Exhibit B and Exhibit C attached.

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor
TechniSand, Inc.	License Agreement, dated May 11, 2010, by and between University of Northern Iowa Research Foundation, as licensor, and TechniSand, Inc., as licensee.	International patent application WO 2009/065015 (PCT/US2008/083597) entitled Bio-Based Binder System and international patent application WO 2009/065018 (PCT/US2008/083603) entitled Humic Substances-Based Polymer System.	University of Northern Iowa Research Foundation

Fairmount Minerals, Ltd.	Supply Agreement, amended and restated as of November 19, 2010, between Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.), as licensee, and Plastics	A combined Plenco 14094-Neozien Technology package.	Plastics Engineering Company

SCHEDULE 5.2-7

Engineering Company, as licensor.

Fairmount Minerals, Ltd. TechniSand, Inc.

Technology License

Agreement, dated June 28,

2007, between Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.) and TechniSand, Inc., as licensors, and Santrol (Yixing) Proppant Co., Ltd., as licensee.

		All patents which are owned by Fairmount Minerals, Ltd. And TechniSand, Inc. or under which they have the right to grant licenses without accounting to third parties and which would be infringed by the practice of the Licensed Technology, including any patents that may issue during the term of this Agreement that claim priority from the PCT Applications.	Fairmount Minerals, Ltd. and TechniSand, Inc.

HA International, LLC	Intellectual Property License Agreement, dated as of April 1, 2010, between HA International, LLC and Black Lab.	Covers trademarks, copyrights, patents and other IP related to the Wedron Flux business.	Black Lab LLC

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)
See Exhibit D and Exhibit E attached.

(F)	Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor
TechniSand, Inc.	Secrecy Agreement, Distribution, Consignment, Trademark Licenses,	Use of the “Santrol” trade name and trademark application in	Santrol, Inc

SCHEDULE 5.2-8

	Representation and Operation, dated October 1, 2009, between TechniSand, Inc. (successor by merger to Santrol, Inc.), as licensor, and ISI, SRL, as licensee.	the Argentine territory.

Black Lab LLC	Intellectual Property License Agreement, dated as of April 1, 2010, between HA International, LLC and Black Lab LLC, covers trademarks, copyrights, patents and other IP related to the Wedron Flux business	In connection with a supply agreement for fluxes, HA International, LLC licenses to Black Lab LLC (a) rights associated with works of authorship (whether or not registered), including copyrights, (b) trade secret rights, (c) other types of legally recognized rights in know-how and other intangible assets and (d) trademark and service mark rights, trade dress rights, trade name rights, and similar branding rights.	HA International, LLC

HA International, LLC	Intellectual Property License Agreement, dated as of April 1, 2010, between HA International, LLC and Black Lab.	Covers trademarks, copyrights, patents and other IP related to the Wedron Flux business.	Black Lab LLC

(G)	Trade Secret Licenses

NONE

III. COMMERCIAL TORT CLAIMS

NONE

IV. LETTER OF CREDIT RIGHTS

NONE

SCHEDULE 5.2-9

V. AS-EXTRACTED COLLATERAL

Set forth below are all the locations where any Grantor owns, leases or has an interest in any wellhead or minehead.

Debtor/Grantor	Address/City/State/Zip Code	County

Best Sand Corporation	11830 Ravenna Road, Chardon, OH, 44024 - Munson Township, and Claridon Township	Geauga County, OH
	No mailing address, raw mining land only	Pike County, OH
	3535 Whiskey Run Road, Vigo Road and Wiles Lane, Richmond Dale, Jefferson Township, Ross County, OH, 43673	Ross County, OH

SCHEDULE 5.2-10

Debtor/Grantor	Address/City/State/Zip Code	County/City

Fairmount Santrol Inc. (f/k/a Fairmount Minerals, Ltd.)	Township of Claridon	Geauga, County, OH

Wedron Silica Company	3450 E. 2056th Road, Wedron, IL, 60557	LaSalle County, IL

	No address, raw mining land only (210 acres)	LaSalle County, IL

WEXFORD SAND CO.	Cleon Township, No mailing address, raw mining land only	Manistee County, MI

	8770 West 28 Mile Road, Wexford Township, MI 49638	Wexford County, MI

Wisconsin Industrial Sand Company, L.L.C.	W3302 Highway 35 S, Wisconsin, 54750	Pierce County, WI

	N1467 770th Street, Town of Trenton, WI	Pierce County, WI

	E5610 US Highway 12/State Road 29, Menomonie, WI 54751	Dunn County, WI

Wisconsin Specialty Sands, Inc.	No mailing address	Pierce County, WI

Shakopee Sand LLC	Johnson Highway, Shakopee, MN	Scott County, MN

FML Sand, LLC	US Hwy 190 & CR 414, Brady, TX	McCulloch County, TX

	Voca, TX	McCulloch and Mason Counties, TX

	12580 Ranch Road 2618, Fredonia, TX	Mason County, TX

	Brewer Plant, 63775	Perry County, MO

	Brewer Plant, 63775	Perry County, MO

	Brewer Plant	Perry County, MO

	Brewer Plant, 312 Hwy M, 63775	Perry County, MO

	Brewer Plant, 5751 North Hwy 61, 63775	Perry County, MO

	Brewer Plant, 6447 N Hwy 61, 63775	Perry County, MO

	No address, raw mining land only (3,250 Acres)	Winkler County, TX

	320 acres known as the Northeast Quarter (NE/4) of Section 33, Township 19 North, Range 15 WIM, Dew County, OK and the Southeast Quarter (SE/4) of Section 33, Township 19 North, Range 15 WIM, Dewey County, OK	Dewey County, OK

Covia Holdings Corporation (f/k/a Unimin Corporation)	1700 Sand Mill Rd Camden, TN 38320-6654	Camden, TN

	1788 County Road 308 Cleburne, TX 76033-9409	Cleburne, TX

	Crane Plant	Crane, TX

	1100 Whitehead Rd Dividing Creed, NJ 08315	Dividing Creek, NJ

	4601 Cascade Rd Emmett, ID 83617-9719	Emmett, ID

	334 Sand Mine Rd Gore, VA 22637-0400	Gore, VA

	PO Box 29 Main St Guion, AR 72540-0029	Guion, AR

	1 Albion Rd Hephzibah, GA 30815-4929	Hephzibah, GA

	1405 Industrial Park Dr. Huntingburg, IN 47542	Huntingburg, IN

	1333 Sandpit Rd Mauk, GA 31058-2252	Junction City, GA

	35496 468th St Kasota, MN 56050-4260	Kasota, MN

	1704 Gilles Creed Rd Lugoff, SC 29078	Lugoff, SC

	Highway 177 North Marston, NC 28363	Marston, NC

	107 Macon Rd McIntyre, GA 31054-2029	McIntyre, GA

	1446 W Devils Backbone Road Oregon, IL 61061-9583	Oregon, IL

	39770 Ottawa Rd Le Sueur, MN 56058-4292	Ottawa, MN

	2968 Highway Z Pevely, MO 63070-2303	Pevely, MO

	N6082 US-51 Pardeeville, WI 53954	Portage, WI

	PO Box 159 600 East Walling St Roff, OK 74865-0159	Roff, OK

	23769 State Highway 110 North Troup, TX 75789	Troup, TX

	20319 St. Hwy 21 Tomah, WI 54660	Tunnel, City, WI

	2400 Crabtree Rd Tuscaloosa, AL 35405-5599	Tuscaloosa, AL

	PO Box 409 402 Mill St Utica, IL 61373-0409	Utica, IL

	6680 State Highway 71 Voca, TX 76887-9704	Voca, TX

Unimin Specialty Minerals Inc.	32079 State Highway 127 Tamms, IL 62988-3011	Elco, IL

SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS

Grantor	Filing Jurisdiction(s)

Covia Holdings Corporation	Delaware

Aquila Mineral Company	Delaware

Polymorphous Mineral Investment Corporation	Delaware

Tinaco Feldspar Company LLC	Delaware

Unimin Finance Company L.L.C.	Delaware

Unimin Lime LLC (d/b/a Southern Lime)	Delaware

Unimin Patriot Holdings LLC	Delaware

Unimin Specialty Minerals Inc.	Delaware

Unimin Wisconsin Equipment Corporation	Delaware

Winchester and Western Railroad Company	Virginia

Alpha Resins, LLC	Ohio

Best Sand Corporation	Ohio

Best Sand of Pennsylvania, Inc.	Ohio

Bison Merger Sub I, LLC	Delaware

Black Lab LLC	Ohio

Cheyenne Sand Corp.	Michigan

Construction Aggregates Corporation of Michigan, Inc.	Michigan

Dewey Resources, LLC	Delaware

Fairmount Logistics LLC	Texas

Fairmount Minerals, LLC	Ohio

Fairmount Santrol Inc.	Delaware

Fairmount Water Solutions, LLC	Ohio

FML Alabama Resin, Inc.	Ohio

FML Resin, LLC	Ohio

FML Sand, LLC	Ohio

FML Terminal Logistics, LLC	Ohio

FMSA Inc.	Delaware

Mineral Visions Inc.	Ohio

Self- Suspending Proppant LLC	Delaware

Shakopee Sand LLC	Minnesota

Specialty Sands, Inc.	Michigan

Standard Sand Corporation	Michigan

TechniSand, Inc.	Delaware

Wedron Silica Company	Ohio

West Texas Housing LLC	Delaware

Wexford Sand Co.	Michigan

Wisconsin Industrial Sand Company, L.L.C.	Delaware

Wisconsin Specialty Sands, Inc.	Texas

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of [            ], 2018 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Unimin Corporation, the other Grantors named therein, and Barclays Bank PLC, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST GRANTED PURSUANT TO THE SECURITY AGREEMENT).

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D)	“Transmitting Utility” Grantors:

SUPPLEMENT TO SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	[Trust]	[Class of Trust Interests]	[Certificated (Y/N)]	[Certificate No. (if any)]	[Percentage of Outstanding Partnership Interests of the Partnership]

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

(B)

Grantor	Date of Acquisition	Description of Acquisition

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)	Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/ (Application Number)	Issue Date/(Filing Date)

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/ (Serial Number)	Registration Date/(Filing Date)

(F) Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)	Trade Secret Licenses

III.	COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV.	LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

SUPPLEMENT TO SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [                     ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Barclays Bank PLC, as collateral agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) for the Secured Parties.

WHEREAS, the Grantors are party to the Pledge and Security Agreement dated as of [                    ], 2018 (the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral

SECTION 2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s rights, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Trademark Collateral”): the trademarks, trade dress, service marks, certification marks, and collective marks listed in Schedule A attached hereto, and with respect to any and all of the foregoing: (i) all registrations and applications therefor, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under this Section attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a

EXHIBIT B-1

“Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 4. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST GRANTED HEREBY).

SECTION 6. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT B-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT B-3

Accepted and Agreed:

BARCLAYS BANK PLC, as Collateral Agent

By:
Name:
Title:

EXHIBIT B-4

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT B-5

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [                 ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Barclays Bank PLC as collateral agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) for the Secured Parties.

WHEREAS, the Grantors are party to the Pledge and Security Agreement dated as of [                 ], 2018 (the “Pledge and Security Agreement”) between the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION. 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Patent Collateral”): (i) each patent and patent application listed in Schedule A attached hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security

EXHIBIT C-1

Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST GRANTED HEREBY).

SECTION 6. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT C-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT C-3

Accepted and Agreed:

BARCLAYS BANK PLC, as Collateral Agent

By:
Name:
Title:

EXHIBIT C-4

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT C-5

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [                 ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Barclays Bank PLC, as collateral agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) for the Secured Parties.

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of [                 ], 2018 (the “Pledge and Security Agreement”) between the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Copyright Collateral”):

The copyrights and Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act) listed in Schedule A attached hereto, as well as all moral rights, reversionary interests, and termination rights therein, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor, (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

EXHIBIT D-1

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Termination

Upon the Payment in Full of the Obligations in accordance with Section 9.08(d) of the Credit Agreement and termination of the Pledge and Security Agreement, the Collateral Agent shall execute, acknowledge and deliver to the Grantors a written instrument in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyright Collateral under this Agreement.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST GRANTED HEREBY).

SECTION 6. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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EXHIBIT D-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT D-3

Accepted and Agreed:

BARCLAYS BANK PLC, as Collateral Agent

By:
Name:
Title:

EXHIBIT D-4

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT D-5